Fees Summary	Mar. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 24,488,305.18
Previously Paid Amount	0.00
Total Fee Amount	3,381.84
Total Offset Amount	0.00
Net Fee	$ 3,381.84